SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) April 29, 2004

                     Community Bank Shares of Indiana, Inc.

               (Exact Name of Registrant as Specified in Charter)

          Indiana                        0-25766                  35-1938254
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

                101 West Spring Street, New Albany, Indiana 47150
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number including area code (812) 944-2224

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 29, 2004, the registrant issued a press release reporting on its financial results for the quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     COMMUNITY BANK SHARES OF INDIANA, INC.


Date: April 29, 2004                    By: /s/ James D. Rickard
                                            ------------------------------
                                            Name:  James D. Rickard
                                            Title: President and CEO


Date: April 29, 2004                    By: /s/ Paul A. Chrisco
                                            ------------------------------
                                            Name:  Paul A. Chrisco
                                            Title: Chief Financial Officer